INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
U.S. Tax Reform
On December 22, 2017, the President of the United States signed H.R.1, the Tax Cuts and Jobs Act (U.S. Tax Reform or the Act) into law. As a result, among other things, the enacted U.S. federal corporate income tax rate was reduced from 35 per cent to 21 per cent effective January 1, 2018 and resulted in a remeasurement of existing deferred income tax assets and deferred income tax liabilities related to the Company's U.S. businesses to reflect the new lower income tax rate as at December 31, 2017.
For the Company’s U.S. businesses not subject to RRA, the reduction in enacted income tax rates resulted in a decrease in net deferred income tax liabilities and a deferred income tax recovery of $816 million in 2017. For the Company’s U.S. businesses subject to RRA, the reduction in income tax rates resulted in a reduction in net deferred income tax liabilities and the recognition of a net regulatory liability of $1,686 million on the Consolidated balance sheet at December 31, 2017.
Net deferred income tax liabilities related to the cumulative remeasurements of employee post-retirement benefits included in AOCI were also adjusted with a corresponding increase in deferred income tax expense of $12 million in 2017.
Given the significance of the legislation, the U.S. Securities and Exchange Commission (SEC) staff issued guidance which allowed registrants to record provisional amounts at December 31, 2017 which may be adjusted as information becomes available, prepared or analyzed during a measurement period not to exceed one year. The SEC guidance summarized a three-step process to be applied at each reporting period to identify: (1) where the accounting is complete; (2) provisional amounts where the accounting is not yet complete, but a reasonable estimate has been determined; and (3) where a reasonable estimate cannot yet be determined and therefore income taxes are reflected in accordance with law prior to the enactment of the Act.
At December 31, 2017, the Company considered amounts recorded related to U.S. Tax Reform to be reasonable estimates, however, certain amounts were provisional as the Company’s interpretation, assessment and presentation of the impact of the tax law change were further clarified with additional guidance from regulatory, tax and accounting authorities received in 2018. With additional guidance provided during the one-year measurement period and upon finalizing its 2017 annual tax return for its U.S. businesses, in fourth quarter 2018 the Company recognized further adjustments to its deferred income tax liability and net regulatory liability balances as well as a deferred income tax recovery of $52 million in fourth quarter 2018.
In addition, the 2018 FERC Actions established that, to the extent an entity’s income tax allowance should be eliminated from rates, it must also eliminate its existing ADIT balance from its rate base. In accordance with the FERC Form 501-G and uncontested rate settlement filings, the ADIT balances for all pipelines held wholly or in part by TC PipeLines, LP were eliminated from their respective rate bases. As a result, net regulatory liabilities recorded for these assets pursuant to U.S. Tax Reform were written off, resulting in a further deferred income tax recovery of $115 million in fourth quarter 2018.
Commencing January 1, 2018, the Company amortized the net regulatory liabilities, recorded per U.S. Tax Reform, using the Reverse South Georgia methodology. Under this methodology, rate-regulated entities determine and immediately begin recording amortization based on their composite depreciation rates. In 2018, amortization of these net regulatory liabilities in the amount of $58 million was recorded and included in Revenues in the Consolidated statement of income. The net regulatory liability related to U.S. Tax Reform at December 31, 2018 was $1,394 million (2017 – $1,686 million).
Further to U.S. Tax Reform, the U.S. Treasury and the U.S. Internal Revenue Service issued proposed regulations in November and December of 2018 which provided administrative guidance and clarified certain aspects of the new laws with respect to interest deductibility, base erosion and anti-abuse tax, the new dividend received deduction and anti-hybrid rules. Based on the Company's review and analysis of these proposed regulations, no material adjustments were recorded in the 2018 Consolidated financial statements. The proposed regulations are complex and comprehensive, and considerable uncertainty continues to exist until the final regulations are released, which is expected to occur later in 2019. TransCanada continues to review and analyze these proposed regulations as well as assess their potential impact on the Company.
Provision for Income Taxes

year ended December 31	2018	2017	2016
(millions of Canadian $)

Current
Canada	65	113	116
Foreign	250	36	40
	315	149	156
Deferred
Canada	49	(185)	101
Foreign	235	751	95
Foreign – U.S. Tax Reform and 2018 FERC Actions	(167)	(804)	—
	117	(238)	196
Income Tax Expense/(Recovery)	432	(89)	352

Geographic Components of Income before Income Taxes

year ended December 31	2018	2017	2016
(millions of Canadian $)

Canada	433	(339)	219
Foreign	3,516	3,645	618
Income before Income Taxes	3,949	3,306	837

Reconciliation of Income Tax Expense/(Recovery)

year ended December 31	2018	2017	2016
(millions of Canadian $)

Income before income taxes	3,949	3,306	837
Federal and provincial statutory tax rate	27%	27%	27%
Expected income tax expense	1,066	893	226
U.S. Tax Reform and 2018 FERC Actions	(167)	(804)	—
Foreign income tax rate differentials	(432)	(81)	(196)
Loss/(income) from equity investments and non-controlling interests	50	(64)	(68)
Income tax differential related to regulated operations	(54)	(42)	81
Non-taxable portion of capital gains	(11)	(42)	—
Asset impairment charges[1]	—	34	242
Non-deductible amounts	—	4	46
Other	(20)	13	21
Income Tax Expense/(Recovery)	432	(89)	352

1	Net of nil (2017 – nil, 2016 – $112 million) attributed to higher foreign tax rates.
Deferred Income Tax Assets and Liabilities

at December 31	2018	2017
(millions of Canadian $)

Deferred Income Tax Assets
Tax loss and credit carryforwards	1,238	1,379
Difference in accounting and tax bases of impaired assets and assets held for sale	574	651
Regulatory and other deferred amounts	858	512
Unrealized foreign exchange losses on long-term debt	491	216
Financial instruments	—	10
Other	292	227
	3,453	2,995
Less: valuation allowance	1,159	832
	2,294	2,163
Deferred Income Tax Liabilities
Difference in accounting and tax bases of plant, property and equipment and PPAs	6,449	6,240
Equity investments	1,069	632
Taxes on future revenue requirement	300	238
Other	180	140
	7,998	7,250
Net Deferred Income Tax Liabilities	5,704	5,087
The above deferred tax amounts have been classified in the Consolidated balance sheet as follows:

at December 31	2018	2017
(millions of Canadian $)

Deferred Income Tax Assets
Intangible and other assets (Note 12)	322	316
Deferred Income Tax Liabilities
Deferred income tax liabilities	6,026	5,403
Net Deferred Income Tax Liabilities	5,704	5,087

At December 31, 2018, the Company has recognized the benefit of unused non-capital loss carryforwards of $1,867 million (2017 – $1,280 million) for federal and provincial purposes in Canada, which expire from 2030 to 2038. The Company has not recognized the benefit of capital loss carry forwards of $821 million (2017 – $668 million) for federal and provincial purposes in Canada. The Company also has recognized the benefit of Ontario minimum tax credits of $91 million (2017 – $82 million), which expire from 2026 to 2038.
At December 31, 2018, the Company has recognized the benefit of unused net operating loss carryforwards of US$889 million (2017 – US$1,800 million) for federal purposes in the U.S., which expire from 2029 to 2037. The Company has not recognized the benefit of unused net operating loss carryforwards of US$706 million (2017 – US$710 million) for federal purposes in the U.S. The Company also has recognized the benefit of alternative minimum tax credits of US$1 million (2017 – US$56 million).
At December 31, 2018, the Company has recognized the benefit of unused net operating loss carryforwards of US$3 million (2017 – US$7 million) in Mexico, which expire from 2024 to 2028.
Unremitted Earnings of Foreign Investments
Income taxes have not been provided on the unremitted earnings of foreign investments that the Company does not intend to repatriate in the foreseeable future. Deferred income tax liabilities would have increased at December 31, 2018 by approximately $619 million (2017 – $569 million) if there had been a provision for these taxes.
Income Tax Payments
Income tax payments of $338 million, net of refunds, were made in 2018 (2017 – payments, net of refunds, of $247 million; 2016 – payments, net of refunds, of $105 million).
Reconciliation of Unrecognized Tax Benefit
Below is the reconciliation of the annual changes in the total unrecognized tax benefit:

at December 31	2018	2017	2016
(millions of Canadian $)

Unrecognized tax benefit at beginning of year	15	18	17
Gross increases – tax positions in prior years	13	—	3
Gross decreases – tax positions in prior years	(5)	(1)	—
Gross increases – tax positions in current year	—	2	2
Settlement	—	—	(1)
Lapse of statutes of limitations	(4)	(4)	(3)
Unrecognized Tax Benefit at End of Year	19	15	18

Subject to the results of audit examinations by taxing authorities and other legislative amendments, TransCanada does not anticipate further adjustments to the unrecognized tax benefits during the next 12 months that would have a material impact on its financial statements.
TransCanada and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2010. Substantially all material U.S. federal, state and local income tax matters have been concluded for years through 2011.
TransCanada's practice is to recognize interest and penalties related to income tax uncertainties in Income tax expense. Income tax expense for the year ended December 31, 2018 reflects $1 million of interest recovery and nil for penalties (2017 – nil of interest expense and nil for penalties; 2016 – nil of interest expense and nil for penalties). At December 31, 2018, the Company had $3 million accrued for interest expense and nil accrued for penalties (December 31, 2017 – $4 million accrued for interest expense and nil accrued for penalties).